Exhibit 99.(d)


                                    EXHIBIT D

                     Form of Notice of Withdrawal of Tender

        (To be provided only to partners who call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                             Regarding Interests in

                              TROON PARTNERS, L.P.

                   Tendered Pursuant to the Offer to Purchase
                                Dated May 15 2002

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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
         RECEIVED BY THE PARTNERSHIP BY, 12:00 MIDNIGHT, NEW YORK TIME,
             ON FRIDAY, JUNE 17, 2002, UNLESS THE OFFER IS EXTENDED.
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        COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY MAIL OR FAX TO:

                                    PFPC Inc.
                               Attn: Karl Garrett

                                  P.O. Box 358
                               Claymont, DE 19703
                               Fax: (302) 791-3105
                                 (302) 793-8132

                           For additional information:
                     Phone: (888) 697-9661 or (866) 306-0232

Troon Partners, L.P.



Ladies and Gentlemen:

        The undersigned wishes to withdraw the tender of its partnership interest in Troon Partners, L.P. (the "Partnership"), or the tender of a portion of such interests, for purchase by the Partnership that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:

        [ ] Entire partnership interest.

        [ ] Portion of partnership interest expressed as a specific dollar value.

                           $
                            -----------------------------

        [ ] Portion of  partnership  interest in excess of the Required  Minimum
            Balance.

        The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Partnership (or portion of the interest) previously tendered will not be purchased by the Partnership upon expiration of the tender offer described above.

SIGNATURE(S).

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FOR INDIVIDUAL INVESTORS                      FOR OTHER INVESTORS:
AND JOINT TENANTS:


------------------------------------------    ----------------------------------
Signature                                     Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 ON SUBSCRIPTION AGREEMENT)


------------------------------------------    ----------------------------------
Print Name of Investor                        Signature
                                              (SIGNATURE OF OWNER(S) EXACTLY
                                              AS APPEARED ON SUBSCRIPTION
                                              AGREEMENT)


------------------------------------------    ----------------------------------
Joint Tenant Signature if necessary           Print Name of Signatory and Title
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 ON SUBSCRIPTION AGREEMENT)


------------------------------------          ----------------------------------
Print Name of Joint Tenant                    Co-signatory if necessary
                                              (SIGNATURE OF OWNER(S) EXACTLY AS
                                              APPEARED ON SUBSCRIPTION
                                              AGREEMENT)


                                              ----------------------------------
                                              Print Name and Title of
                                              Co-signatory

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Date:
     ---------------------


                                      D-2